Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Global Growth Fund
Nuveen International Growth Fund
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
Nuveen Tradewinds Emerging Markets Fund
Nuveen Tradewinds Global All-Cap Fund
Nuveen Tradewinds International Value Fund
Nuveen Tradewinds Japan Fund
Nuveen Winslow Large-Cap Growth Fund



Each a Series of Nuveen Investment Trust II (the  Trust )

811-09037

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014; at this meeting the shareholders were asked to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.
The meeting was subsequently adjourned to August
15, 2014 and September 19, 2014 for Nuveen
Tradewinds Emerging Markets Fund and Nuveen
Tradewinds Global All-Cap Fund.


The results of the votes for the new Investment
Management Agreement and Sub-Advisory
Agreement as well as the changes to investment policies were as follows:

<c>Nuveen Global
Growth Fund
<c>Nuveen
International Growth
Fund
<c>Nuveen Santa
Barbara Dividend
Growth Fund
To approve a new investment
management agreement between
the Trust and Nuveen Fund
Advisors, LLC.



   For
                195,867
             1,780,694
           31,936,015
   Against
                    1,449
                  23,483
                246,766
   Abstain
                    8,946
                  31,029
                406,012
   Broker Non-Votes
                  76,530
                508,092
             6,885,002
      Total
                282,792
             2,343,298
           39,473,795




To approve a new sub-advisory
agreement



   For
                195,867
             1,775,056
           31,876,971
   Against
                    1,449
                  28,404
                287,116
   Abstain
                    8,946
                  31,744
                424,706
   Broker Non-Votes
                  76,530
                508,094
             6,885,002
      Total
                282,792
             2,343,298
           39,473,795




To approve revisions to, or
elimination of, certain
fundamental investment policies:







a. Revise the fundamental policy related to the purchase and sale of commodities.



   For
                194,998
             1,773,983
           31,795,566
   Against
                    2,317
                  28,146
                324,130
   Abstain
                    8,946
                  33,077
                469,096
   Broker Non-Votes
                  76,531
                508,092
             3,885,003
      Total
                282,792
             2,343,298
           36,473,795





<c>Nuveen Santa
Barbara Global
Dividend Growth Fund
<c>Nuveen Santa
Barbara International
 Dividend Growth
Fund
<c>Nuveen
Tradewinds Emerging Markets Fund
To approve a new investment
management agreement between
the Trust and Nuveen Fund
Advisors, LLC.



   For
                121,608
                  82,237
                432,800
   Against
                    1,385
                          -
                       587
   Abstain
                    1,953
                       487
                    2,038
   Broker Non-Votes
                  52,226
                  14,931
                  18,053
      Total
                177,172
                  97,655
                453,478




To approve a new sub-advisory
agreement



   For
                121,608
                  82,237
                432,569
   Against
                    1,385
                          -
                       818
   Abstain
                    1,953
                       487
                    2,038
   Broker Non-Votes
                  52,226
                  14,931
                  18,053
      Total
                177,172
                  97,655
                453,478




To approve revisions to, or
elimination of, certain
fundamental investment policies:







a. Revise the fundamental policy
related to the purchase and sale
of commodities.



   For
                122,993
                  82,237
                425,607
   Against
                          -
                          -
                    6,492
   Abstain
                    1,953
                       487
                    3,326
   Broker Non-Votes
                  52,226
                  14,931
                  18,053
      Total
                177,172
                  97,655
                453,478





<c>Nuveen
Tradewinds Global All-
Cap Fund
<c>Nuveen
Tradewinds
International Value
 Fund
<c>Nuveen
Tradewinds Japan
Fund
To approve a new investment
management agreement between
the Trust and Nuveen Fund
Advisors, LLC.



   For
             2,988,791
             5,728,484
                  93,131
   Against
                150,322
                  59,818
                          -
   Abstain
                  75,555
                196,970
                          -
   Broker Non-Votes
                833,522
             1,115,285
                  55,607
      Total
             4,048,190
             7,100,557
                148,738




To approve a new sub-advisory
agreement



   For
             2,983,588
             5,715,503
                  93,131
   Against
                153,880
                  70,296
                          -
   Abstain
                  77,200
                199,470
                          -
   Broker Non-Votes
                833,522
             1,115,288
                  55,607
      Total
             4,048,190
             7,100,557
                148,738




To approve revisions to, or
elimination of, certain
fundamental investment policies:







a. Revise the fundamental policy
related to the purchase and sale
of commodities.



   For
             2,966,760
             5,704,350
                  93,131
   Against
                161,755
                  80,706
                          -
   Abstain
                  86,149
                200,215
                          -
   Broker Non-Votes
                833,526
             1,115,286
                  55,607
      Total
             4,048,190
             7,100,557
                148,738





<c>Nuveen Winslow
Large-Cap Growth Fund
To approve a new investment
management agreement between
the Trust and Nuveen Fund
Advisors, LLC.

   For
           13,783,850
   Against
                  43,527
   Abstain
                313,347
   Broker Non-Votes
             1,271,998
      Total
           15,412,722


To approve a new sub-advisory
agreement

   For
           13,764,180
   Against
                  58,964
   Abstain
                317,579
   Broker Non-Votes
             1,271,999
      Total
           15,412,722


To approve revisions to, or
elimination of, certain fundamental
investment policies:



a. Revise the fundamental policy
 related to the purchase and sale of
commodities.

   For
           13,442,773
   Against
                372,593
   Abstain
                325,354
   Broker Non-Votes
             1,272,002
      Total
           15,412,722


Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2014, under Conformed Submission Type DEF 14A, accession number 0001193125-14-240358.